Exhibit 99.1

Exhibit 99.1

Investor Presentation April 2017

© Hilton Grand Vacations Proprietary

D I S C L A I M E R This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the proposed spin-offs and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the timeshare industry, risks related to financing transactions expected to be consummated in connection with the spin-off, macroeconomic factors beyond our control, competition for timeshare sales, risks related to doing business with third-party developers, performance of our information technology systems, risks of doing business outside of the United States and our indebtedness, as well as those described under the section entitled “Risk Factors” in our effective Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (“SEC”) on March 2, 2017. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. This presentation is not an offer to sell or the solicitation of an offer to buy any securities of the company, nor will there be any sales of securities of the company in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This presentation includes certain non-GAAP financial measures, including net income before interest expense, income tax expense, depreciation and amortization (“Adj. EBITDA”), Adj. EBITDA Margin, Net Debt and Net Debt / Adj. EBITDA, Contract Sales, Free Cash Flow and Return on Invested Capital (“ROIC”). Non-GAAP financial measures Adj. EBITDA, Adj. EBITDA Margin, Net Debt and Net Debt / Adj. EBITDA should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix and footnotes of this presentation for a reconciliation of the historical and forward-looking non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP. 2 © Hilton Grand Vacations Proprietary

Company Overview

T H E N E W P A R A D I G M I N V A C A T I O N O W N E R S H I P Exceptional Vacation Offerings UPSCALE ASSETS IN 47 HIGH-DEMAND LOCATIONS2 94 QUALITY ASSURANCE OUT OF (AVERAGE SCORE) 100 14K EXCHANGE OPTIONS Strong Net Owner Growth 8% 2007–2016 CONTRACT 269K 12/31/2016 SALES CAGR CLUB MEMBERS 8% CAGR 250 269 212 230 2013 2014 2015 2016 Number of members (in 000s) 89% Adj. EBITDA v Growth (‘11-‘16) Strong FCF Differentiated Capital-Efficient Business Model 56% $668 1.7x-1.9x FEE-FOR-SERVICE AS % OF 2016 CONTRACT SALES 1 HGV Approximate Third Party 2011–2016 Cumulative Inventory Spend Strong FCF Generation and ROIC 35.4% $659M 4-YEAR CUMULATIVE 12.5% 2.8X FREE CASH FLOW 2011 2016 Return on Invested Capital (1) Approximate Third Party based on a range of product cost times sales value of inventory. (2) 38/9 assets in Resort/Urban destinations, respectively 4 © Hilton Grand Vacations Proprietary

CUSTOMER LIFECYCLE


Real Estate
Financing
Club & Resort
Rental & Ancillary
Real Estate
First Time Buyer
$
$
SOLD
SOLD

First Time Buyer

- Deeded timeshare
- Real Estate margin 27.6% YE 2016

Credit

- Loans to high-quality customers
- Interest income
- Origination and servicing fees

Dues & Fees

- Manage resort HOAs – HOA management fees
- Operate HGV Club – Club enrollment fees, annual membership dues and transaction fees

On Property

- Market transient rental – rental revenues
- Retail, F&B and spa revenues

Additional Purchase

- Second sale Real Estate revenue
- Incremental Management Fees, Financing, Rental & Ancillary Revenue

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© Hilton Grand Vacations Proprietary

REVENUE LIFECYCLE

We expect to generate 60% of a customer's lifetime value after the initial purchase.

Initial VOI Purchase

~$25K Purchase of home resort stay and points

Financing[1]

Financing of some or all of the VOI purchase



37%
10%
~60%
13%
1%
39%

Follow-on VOI Spend

Point reloads for nicer rooms and locations

Club and Resort[1]

Payment of club dues and HOA fees

Rental and Ancillary[1,2]

Purchases on resort (e.g., spa, food and beverage)

Note: (1) Average, including spend related to follow-on VOI purchases, adjusted for defaults and share of customers financing; includes all interest revenue for contract sales; (2) Rental sales and retail sales associated with transient and marketing stays not attributed to members. Analysis represents ancillary spend and excludes rental.
Source: Company analysis

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© Hilton Grand Vacations Proprietary

VACATION OWNERSHIP IS FLEXIBLE


Home Resort
HGV
Club Points
Hilton
Hotels
Other Uses

14,000+ Vacation Options

~90% in Hilton Ecosystem

- **Lagoon Tower**
- **47 HGV Resorts**
- **4,900+ Hilton Hotels**
- **Cruise Exchange, RCI & Airline**

Source: Company reports

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E X C E P T I O N A L V A C A T I O N O F F E R I N G S

Standard hotel room

GRAND WAIKIKIAN Waikiki, Hawaii

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C O N S I S T E N T G R O W T H

$12.0b $2.0b

$10.0b b) MARKET $1.6b

( $ VOLUME

LOSS HGV Sales $8.0b $8.6 Ne $1.2bt

VOI Industry $6.0b $6.3 Sales ( $1.0 $0.8b $ b) 1 Timeshare $4.0b $2.0b $0.4b

$0.0b $0.0b 1974 1975 1976 1977 1978 1979 *1980 1981 1982 1983 1984 1985 *1986 1987 1988 1989 1990 *1991 *1992 1993 *1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

1974–2007 CAGR: 15% Timeshare Industry Sales Growth ($B) HGV

(1) Unless otherwise noted, HGV Net VOI Sales data from historical financial statements. 1992 – 1998 HGV Net VOI Sales estimated due to lack of historic data. Note: (*) Started as Orange Lake Resort (**) Wyndham predecessor Fairfield entered the market in 1966, but went bankrupt in 1990. It emerged as the first vacation ownership company to use a points-based model. Source: ARDA; public financials; company reports .

© Hilton Grand Vacations Proprietary

S T R O N G M A R K E T P O S I T I O N I N G Trailing 12-Month Sales Relative to Calendar Year 2007 HGV Market Share: 5%                12% (‘07-‘15) 200% HGV 175% 150% 125% 100% WYN INDUSTRY 75% 50% VAC SVO1 25% 0% Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Q4-15 Q4-16 2016 HGV VAC ILG1 2 WYN Contract Sales ($ millions) 1,172 724 347 2,012 Fee-for-service Sales Mix 56% 0% 0% 3% Net Owner Growth 7.7% (0.6%) 0.0% (1.1%) (1) Starwood Vacation Ownership acquired by Interval Leisure Group in May 2016. (2) ILG Contract Sales includes $64M in sales from unconsolidated joint venture in Maui. Source: Company Financials 10 © Hilton Grand Vacations Proprietary

K E Y I N V E S T M E N T H I G H L I G H T S

1 Exclusive Long-Term Relationship with Hilton

2 Exceptional Vacation Offerings

3 High-Quality Customers

4 Sophisticated Customer Engagement Model

5 Strong Net Owner Growth

6 Differentiated, Capital-Efficient Business Model

7 Strong Growth Opportunities

8 Strategic Priorities

© Hilton Grand Vacations Proprietary

EXCLUSIVE LONG-TERM RELATIONSHIP WITH HILTON

Hilton

- Exclusive 100-year rights to use the Hilton brand name in the timeshare space
- Access to ~60 million Honors members
- Industry-leading sales & marketing platform and continued use of Hilton.com
- Access to proprietary Hilton data
- Access to convert HGV Club points to Honors points
- License fee is 100% variable

Access to Hilton's strong commercial engines

HHONORS
HILTON WORLDWIDE

Loyalty Program
~60M members

Worldwide Sales
~$10B in annual revenue

Reservations & Customer Care
+40M interactions per year

Online & Mobile
~570+M site visits per year

Information Technology
Proprietary platform

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E X C E P T I O N A L V A C A T I O N O F F E R I N G S

TUSCANY RESORT Orlando, Florida SUNRISE LODGE Park City, Utah

ELARA Las Vegas, Nevada WEST 57th STREET New York, New York

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HIGH—Q U A L I T Y , L O Y A L C U S T O M E R S We consider our 269,000 members to be among the highest quality in the industry with: 25 741 $113,000 92% Weighted Average Average Household Homeowners Leisure Travel Fico Score1 Income (Owners as of 12/31/16) Days Per Year (12 months ended 12/31/16) (Owners as of 12/31/16) 40% 37% 18% 1.5% Delinquency Rate 3.67% Baby Generation X Millennials (For Loans Over 30 Days Loan Default Rate Boomers Past Due Not in Default) (Year ended 12/31/16) (As of 12/31/16)2 (2016 New Owners) (1) For new loans to U.S. and Canadian borrowers at the time of origination; (2) 2.55% HOA delinquency rate for the year ended 12/31/16 Source: Company analysis 14 © Hilton Grand Vacations Proprietary

HGV'S KEY DRIVERS: DEMAND, ENGAGEMENT AND INVENTORY

Demand

Approximately 300k owners/new customer tours



Customer Engagement



$3,596
2016 VPG
HGV
sales office

Supply

6.9 Years of Sales



2+
Years
of Sales
2011
2016

HILTON GRAND VACATIONS

Inventory growth (2011–2016)

Revenue Growth

2016 Real Estate Revenue $1,007M

2014-2016 CAGR 11%

Source: Company reports

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© Hilton Grand Vacations Proprietary

HIGHLY EFFECTIVE CUSTOMER ENGAGEMENT MODEL



Tours (000s)
9.4% CAGR since downturn
300
200
100
0
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16
Non-Owner
Owner

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M A R K E T I N G C H A N N E L S

In House

Non-Hilton 26% Affiliate 11% Hilton Hotel

89% Hilton Marketing

2016 8%

Affiliated

Marketing Mix

Channels Club Direct 6%

Direct Marketing 49%

© Hilton Grand Vacations Proprietary

SOPHISTICATED CUSTOMER ENGAGEMENT MODEL



170+ million Unique Individuals
(proven Hilton affinity)
Contactable
(legal and business rule compliance)
Capable
(income and model)
Profile
(wealth score)
Offer

88+ Million Qualified Prospects

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© Hilton Grand Vacations Proprietary

SCALE AND STRATEGIC DISTRIBUTION LOCATIONS

200M+



Hawaii **9M**



Southern California **34M**



New York **58M**



Las Vegas **42M**



Japan **127M[1]**



Myrtle Beach **17M**



D.C. **21M**



Orlando **66M**

(1) Japan Population
Source: In-Market Tourist Travel Board
Note: Numbers denote annual visitation

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© Hilton Grand Vacations Proprietary

NET OWNER GROWTH


Member Growth (1999 – 2016)
300,000
200,000
100,000
0
16% CAGR
269K
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16
US
Japan
Other Int'l

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© Hilton Grand Vacations Proprietary

I N D U S T R Y—L E A D I N G N E T O W N E R G R O W T H

Net Owner Growth CAGR 2011–2016

9%

2%1 2% (1)%

(1) Reflects 2014-2016 growth in members for Vistana Signature Experiences and Hyatt Vacation Ownership

Source: Company analysis 21

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C A P I T A L—E F F I C I E N T B U S I N E S S M O D E L

Inventory Sources as a Percentage of 2016 Contract Sales ($1,172 million)

Developed - VOI inventory sourced from projects developed by HGV

26% Developed

Just-in-Time - VOI inventory sourced in transactions that are Just-in-Time designed to closely correlate the Fee-for-Service timing of the acquisition to the sale 56%

Owned 18% Capital-Efficient

Fee-for-Service - VOI inventory HGV sells and manages on behalf of third-party developers

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CAPITAL-EFFICIENT BUSINESS MODEL



26%
56%
18%

Fee-for-Service

Capital:
- Third Party Capital

Revenue Streams:
- Commissions & Brand Fees
- Club & Resort Management
- Rental & Ancillary

Margin:
- vs. Developed - lower
- vs. JIT - lower

Return:
- vs. Developed - higher
- vs. JIT - higher



26%
56%
18%

Just-in-Time

Capital:
- HGV Capital

Revenue Streams:
- Sales of VOI
- Financing
- Club & Resort Management
- Rental & Ancillary

Margin:
- vs. Developed - lower
- vs. FFS - higher

Return:
- vs. Developed - higher
- vs. FFS - lower



26%
56%
18%

Developed

Capital:
- HGV Capital

Revenue Streams:
- Sales of VOI
- Financing
- Club & Resort Management
- Rental & Ancillary

Margin:
- vs. JIT - higher
- vs. FFS - higher

Return:
- vs. JIT - lower
- vs. FFS - lower

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© Hilton Grand Vacations Proprietary

T H E C A P I T A L—E F F I C I E N T M O D E L A L L O W S U S T O D E V E L O P I N V E N T O R Y R A P I D L Y A N D S U P P O R T H I G H E R S A L E S HGV Contract Sales (2011-2016) (Millions of Dollars) 12.5% ROIC 35.4% ROIC CAGR (2011–2016) 1,172 1,200 Total 11% 1,068 1,000 905 829 796 657 800 611 688 134 351 52 258 52 FFS 66% 600 235 400 319 546 550 304 246 Owned Developed (11)% 200 319 252 211 211 JIT 86 116 20% 0 2011 2012 2013 2014 2015 2016 % FFS 8% 17% 31% 39% 58% 56% 24 © Hilton Grand Vacations Proprietary

K E Y D E V E L O P M E N T P A R T N E R S HGV Estimated # of 3rd Party Developers Property Names (dates) Investment Gross Volume Since 2010 units ($ millions) ($ millions) • Elara – 2012 (Conversion) 1,200 $21 $1,540 – 1,880 2,690 units added • Sunrise Lodge – 2012 (Conversion) 83 2 140 – 170 $61M HGV investment • Grand Islander – 2014 (New Build) 417 23 1,590 – 1,940 $5B estimated gross volume • Las Palmeras – 2016 (Conversion) 206 5 290 – 360 • Anderson Ocean Club – 2011 172 1 170 – 210 (Conversion) 220 5 280 – 340 • Ocean 22 – 2014 (New Build) 125 2 210 – 260 • Ocean Oak Resort – 2015 (New Build) $61M vs v . 1 ~$1.3B • MarBrisa – 2010 (Conversion) 236 1 270 – 330 • Borgo Alle Vigne – 2013 (New Build) 31 1 20 – 30 (1) Represents the capital HGV would have spent if these weren’t Fee-for-Service projects: estimated product cost of 25% applied to the $5B estimated gross volume Source: Company reports 25 © Hilton Grand Vacations Proprietary

DIFFERENTIATED, CAPITAL-EFFICIENT BUSINESS MODEL

	Development Model	VOI Sales Focus	Distribution Model	Ability to Respond to Market Growth
HILTON GRAND VACATIONS	Less Capital Intensive	Majority New Owner Sales	Concentrated Larger Centers/ Scalable/Efficient	Structurally Advantaged
Traditional Timeshare Model	Capital Intensive	Majority Owner Sales	Dispersed/ Smaller Center Model/ Less Efficient	Structurally Disadvantaged

Source: Company analysis

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I N T E R N A T I O N A L G R O W T H O P P O R T U N I T I E S

HGV Japan Members (2011–2016)

(000’s)

51 54 47 44

39 34

60% total growth (2011–16)

2011 2012 2013 2014 2015 2016

Source: Company reports

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STRATEGIC PRIORITIES

Grow Sales and Member Base	Maximize Customer Engagement & Experience	Optimize our Sales Mix of Capital Efficient Inventory	Pursue Opportunistic Business Ventures	Focus on Talent and Operating Efficiency
Grow contract sales with balanced mix of new and existing owners	Expand product, service, and technology options for our members	Target 50/50 sales mix of owned and fee-for-service (FFS) inventory	Use innovative platform and experience to create new products	Expand team member engagement opportunities
Remain focused on Net Owner Growth (NOG)	Consistently deliver quality customer service and experiences	Drive premium top line growth and FCF	Work with Hilton Worldwide and Park to expand our footprint	Further leverage organizational alignment across the company

Source: Company reports

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Financial Strengths

K E Y B U S I N E S S D R I V E R S

Real estate revenues driven by tours and closings

Real estate margin driven by inventory, sales and marketing efficiency

We finance 2/3 of our owned inventory sales and scale and low cost of funds drives financing margin

Net owner growth focus expands member base

Growing membership base drives resort and club margin

We rent unsold/unused inventory and generate margin after covering the cost of inventory carry and HGV point conversions

© Hilton Grand Vacations Proprietary

K E Y B U S I N E S S D R I V E R S Tours Financing Propensity1 # of Members (thousands) (thousands) 63.6% 65.3% 269 306 55.1% 250 288 46.9% 262 230 246 212 2013 2014 2015 2016 2013 2014 2015 2016 2013 2014 2015 2016 Contract Sales Default Rate Club & Resort Management ($ millions) Revenue per Member $1,172 $1,068 3.67% $531 $488 $500 $905 3.22% $434 $829 2.99% 2.84% 2013 2014 2015 2016 2013 2014 2015 2016 2013 2014 2015 2016 (1) % of developed contract sales financed (excluding 90-day “same as cash” loans). 31 © Hilton Grand Vacations Proprietary

B U S I N E S S S E G M E N T S

Real Estate Sales & Financing Resort Operations & Club Management

Revenue ($ millions) Revenue ($ millions)

$339 $1,143 $307 $1,078 $283 $898 $942 $239

2013 2014 2015 2016 2013 2014 2015 2016

Segment Adj. EBITDA ($ millions) Segment Adj. EBITDA ($ millions)

$348 $189 $329 $162 $305 $144 $294 $104

2013 2014 2015 2016 2013 2014 2015 2016

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R E S I L I E N T B U S I N E S S M O D E L

Contribution to Segment Adjusted EBITDA

2016

Financing

21%

Real Club & Estate Resort

44%

20%

Rental & Ancillary

15%

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R E V E N U E , A D J U S T E D E B I T D A A N D F R E E C A S H F L O W

Total Revenues Total Adjusted EBITDA1 Cumulative Free Cash Flow1 2

$659 $1,583 $402 $1,475 $373 $1,317 $527 $353 $1,224

$306 $401

$201

2013 2014 2015 2016 2013 2014 2015 2016 2013 2014 2015 2016

(1) See appendix for a reconciliation of Adjusted EBITDA and Free Cash Flow.

(2) Free cash flow calculated as cash flow from operations (adjusted for non-cash stock compensation) less non-inventory capex.

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O U T L O O K A N D A D J U S T E D E B I T D A R E C O N C I L I A T I O N 2017E 2017 3-Year Outlook (In millions) Low Case High Case Contract Sales 5% 7% Net Income $170M to $186M Net 7% to 9% FFS as % of contract sales 52% 57% Income Segment adjusted EBITDA 547 567 G&A 71 65 EPS $1.72 to $1.88 License Fee 86 87 EPS 7% to 9% Adjusted EBITDA 390 415 $390M to $415M Share based comp 16 14 Adjusted EBITDA Other items1 11 11 EBITDA 363 390 Non-recourse debt interest Net Cash Provided by 18 18 $174M to $191M expense Operating Activities Corporate debt interest expense 27 27 Allocated parent interest expense 0 0 Depreciation and amortization 27 27 Free Cash Flow $140M to $160M Income tax expense 121 132 Net income 170 186 Contract Sales 5% to 7% Growth Cash flow from operating activities 174 191 Share based compensation 16 14 Non-inventory capex (50) (45) FFS as % of 52% to 57% Free cash flow 140 160 Contract Sales (1) Represents adjustments for one-time public company costs 35 © Hilton Grand Vacations Proprietary

H I S T O R I C A L A D J U S T E D E B I T D A R E C O N C I L I A T I O N

Year Ended December 31,

2013 2014 2015 2016

Total Revenues $1,224 $1,317 $1,475 $1,583

Net income 128 167 174 168 Non-recourse debt interest expense1 7 15 13 12 Recourse debt interest expense 48 36 29 29 Income tax expense 90 113 118 125 Depreciation and amortization 16 18 22 24

EBITDA $289 $349 $356 $358

Gain on debt extinguishment (22) — -Other (gain)/loss—(5)—1 (Gain)/loss on foreign currency translation 5 2 —Share-based compensation expense 22 4 13 8 Other adjustment items 12 3 4 35

Adjusted EBITDA $306 $353 $373 $402

Cash flow from operations 196 213 131 158 Share-based compensation 22 4 13 8 Non-inventory capital expenditures (17) (17) (18) (34)

Free Cash Flow $201 $200 $126 $132

(1) Non-recourse debt interest expense is excluded from the definition of EBITDA as per timeshare industry standard methodology.

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LTM SALES AND SEGMENT ADJUSTED EBITDA RECONCILIATION

	Year Ended December 31,	
	2015	2016
Contract Sales	1,068	1,172
Fee-for-Service Sales	611	657
Owned Sales	457	515
Business Lines		
Real Estate		
Revenues		
Sales of VOIs, net	492	508
Sales, marketing, brand and other fees	457	499
Expenses		
Cost of VOI sales	(173)	(152)
Sales and marketing	(541)	(605)
Restructuring and one-time spin related costs	---	3
Intersegment Eliminations	(16)	(21)
Share-based compensation add-back	2	2
Contribution to Segment Adjusted EBITDA	**221**	**234**
Financing		
Revenues		
Financing Revenue	127	134
Expenses		
Financing Expenses	(32)	(32)
Consumer financing interest expense	13	12
Contribution to Segment Adjusted EBITDA	**108**	**114**
Club and Resort Management		
Revenues		
Club and resort management revenues	125	143
Expenses		
Club and resort management expense	(32)	(36)
Intersegment Eliminations	(1)	(2)
Share-based compensation add-back	1	1
Contribution to Segment Adjusted EBITDA	**93**	**106**
Rental and Ancillary		
Revenues		
Rental and ancillary services revenues	164	173
Intersegment Eliminations	18	23
Expenses		
Rental and ancillary services expense	(113)	(113)
Contribution to Segment Adjusted EBITDA	**69**	**83**
Total Segment Adjusted EBITDA	**491**	**537**

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HILTON

GRAND VACATIONS 38 © Hilton Grand Vacations Proprietary